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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 6, 1997


                             Ralphs Grocery Company
                          (Exact Name of Registrant as
                              Specified in Charter)




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
        Delaware                    33-31152                   95-4356030
     --------------               -----------                --------------
    (State or Other               (Commission                (IRS Employer
    Jurisdiction of                  File                    Identification
    Incorporation)                  Number)                       No.)
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                           1100 West Artesia Boulevard
                            Compton, California 90220
                            -------------------------
                              (Address of Principal
                               Executive Offices)




                                 (310) 884-9000
                          ----------------------------
                             (Registrant's telephone
                          number, including area code)


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ITEM 5.  OTHER EVENTS.

                  On November 6, 1997, Food 4 Less Holdings, Inc., a Delaware corporation (the "Company") which is the parent of Ralphs Grocery Company, Fred Meyer, Inc., a Delaware corporation ("Fred Meyer"), and FFL Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Fred Meyer ("Acquisition"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is incorporated herein by reference to Exhibit 99.1 to the Form 8-K filed by the Company on November 13, 1997. Pursuant to the terms of the Merger Agreement, Acquisition would merge with and into the Company (the "Merger"), subject to certain conditions being satisfied or waived. Pursuant to the Merger Agreement, holders of shares, options and warrants of the Company would receive an aggregate of the greater of (i) 22.5 million shares of Fred Meyer Common Stock or (ii) the lesser of (A) the number of shares of Fred Meyer Common Stock equal to $600 million divided by the average closing price of the Fred Meyer Common Stock on the New York Stock Exchange for 15 out of the 35 trading days ending on the second day preceding the effective date of the Merger or (B) 24 million shares of Fred Meyer Common Stock, subject to certain adjustments if any divestitures are required under the antitrust laws. Conditions to the consummation of the Merger include the receipt of regulatory approvals and approval by the stockholders of Fred Meyer and the Company. Certain stockholders of the Company holding approximately 64.3% of the aggregate voting power of the Company have entered into an agreement to vote their Company shares in favor of the Merger.

                  On November 7, 1997, the Company and Fred Meyer issued a joint press release announcing the execution of the Merger Agreement, a copy of which press release is incorporated herein by reference to Exhibit 99.2 to the Form 8-K filed by the Company on November 13, 1997.

                  The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which is incorporated herein by reference to Exhibit 99.1 to the Form 8-K filed by the Company on November 13, 1997.

                  The information set forth above shall not be deemed to constitute an offer to sell any security. Any such offer to sell will be made only be means of a prospectus.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  7(c)     Exhibits.

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
                           99.1 Agreement and Plan of Merger dated as of November 6, 1997 by and among Food 4 Less Holdings, Inc., Fred Meyer, Inc. and FFL Acquisition Corp. (incorporated herein by reference to Exhibit 99.1 to the Form 8-K filed by the Company on November 13, 1997).

                           99.2 Press Release dated as of November 7, 1997 (incorporated herein by reference to Exhibit
                                    99.2 to the Form 8-K filed by the Company on
                                    November 13, 1997).
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             RALPHS GROCERY COMPANY



                                            By: /s/ John Standley
                                                --------------------------------
                                            Name:    John Standley
Dated: November 13, 1997                    Title:   Senior Vice President and
                                                     Chief Financial Officer



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                                  EXHIBIT INDEX

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
         Exhibit 99.1               Agreement and Plan of Merger dated as of November 6, 1997 by and among Food 4 Less Holdings, Inc., Fred Meyer, Inc. and FFL
                                    Acquisition Corp. (incorporated herein by reference to Exhibit 99.1 to the Form 8-K filed by Food 4 Less Holdings, Inc. on November 13, 1997).

         Exhibit 99.2               Press Release dated as of November 7, 1997 (incorporated herein by reference to Exhibit 99.2 to the Form 8-K filed by Food 4 Less Holdings,
                                    Inc. on November 13, 1997).
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